Align Technology Announces First Quarter 2016 Results

SAN JOSE, CA -- (Marketwired - April 28, 2016) - Align Technology, Inc. (NASDAQ: ALGN)

--  Q1 revenues were up 20.5% year-over-year to $238.7 million, and diluted
    EPS of $0.50
--  Q1 Clear Aligner shipments were up 25.2% year-over-year to 163.7 thousand cases, international shipments up 34.1% year-over-year
--  Q1 Scanner and Services revenues were up 72.0% year-over-year to $19.0 million

Align Technology, Inc. (NASDAQ: ALGN) today reported financial results for the first quarter ended March 31, 2016. Clear Aligner case shipments in the first quarter of 2016 (Q1'16) were 163.7 thousand, a 25.2% increase year-over-year. For Q1'16, revenues were $238.7 million, a 20.5% increase year-over-year, and net profit was $40.5 million, or $0.50 per diluted share, up $0.06 over the prior year.

"Q1 was a solid start to 2016 with better than expected revenues and earnings, driven by continued strong year-over-year Invisalign volume growth across our customer base, with North American shipments up 21% and international shipments up 34%. Demand for our new iTero Element scanner remains strong driving a 72% year-over-year growth in scanner and services revenues," said Joe Hogan, Align Technology President and CEO.

GAAP Summary Financial Comparisons

First Quarter Fiscal 2016

----------------------------------------------------------------------------
                                                         Q/Q         Y/Y
                           Q1'16     Q4'15     Q1'15   Change      Change
----------------------------------------------------------------------------
Clear Aligner Shipments  163,695    160,400   130,780      +2.1%      +25.2%
Net Revenues            $ 238.7M  $  230.3M $   198.1      +3.7%      +20.5%
  Clear Aligner         $ 219.7M  $  214.0M $   187.0      +2.6%      +17.5%
  Scanner & Services    $  19.0M  $   16.2M $    11.1     +17.2%      +72.0%
Net Profit              $  40.5M  $   48.9M $    36.2     (17.0)%     +12.1%
EPS                     $   0.50  $    0.60 $    0.44 $   (0.10)     +$0.06
----------------------------------------------------------------------------

Note: Changes and percentages are based on actual values and may effect totals due to rounding

As of March 31, 2016, Align had $680.8 million in cash, cash equivalents and marketable securities compared to $678.7 million as of December 31, 2015.

Additional Aligners at No Charge Effective July 18, 2015

Align implemented its new Additional Aligners policy on July 18, 2015 in which the Company no longer distinguishes between mid-course corrections and case refinements providing doctors the ability to order additional aligners to address either treatment need at no charge, subject to certain requirements. These changes were effective for all new Invisalign Full, Teen, and Assist treatments shipped worldwide after July 18, 2015, as well as any cases that were open as of this date. While this policy change was largely immaterial to the Company's cash flows, it did impact the timing at which the Company recognizes revenue. The Company estimates Q1'16 revenues and pre tax income were lower by approximately $7.5 million due to this change.

Q2 2016 Business Outlook

For the second quarter of 2016 (Q2'16), Align provides the following guidance:

--  Clear Aligner case shipments in the range of 174.5 thousand to 177.0 thousand, up approximately 20.7% to 22.4% over the same period a year ago.
--  Net revenues in the range of $253.3 million to $258.3 million.
--  Diluted EPS in the range of $0.46 to $0.49.

Align Web Cast and Conference Call

Align will host a conference call today, April 28, 2016 at 4:30 p.m. ET, 1:30 p.m. PT, to review its first quarter 2016 results, discuss future operating trends and the business outlook. The conference call will also be web cast live via the Internet. To access the web cast, go to the "Events & Presentations" section under Company Information on Align's Investor Relations web site at http://investor.aligntech.com. To access the conference call, please dial 201-689-8261 approximately fifteen minutes prior to the start of the call. An archived audio web cast will be available beginning approximately one hour after the call's conclusion and will remain available for approximately 12 months. Additionally, a telephonic replay of the call can be accessed by dialing 877-660-6853 with conference number 13634117 followed by #. For international callers, please dial 201-612-7415 and use the same conference number referenced above. The telephonic replay will be available through 5:30 p.m. ET on May 12, 2016.

About Align Technology, Inc.

Align Technology is the leader in modern Clear Aligner orthodontics that designs, manufactures and markets the Invisalign® system, which provides dental professionals with a range of treatment options for adults and teenagers. Align also offers the iTero 3D digital scanning system and services for orthodontic and restorative dentistry. Align was founded in March 1997 and received FDA clearance to market the Invisalign system in 1998. Visit www.aligntech.com for more information.

For additional information about the Invisalign system or to find an Invisalign provider in your area, please visit www.invisalign.com. For additional information about the iTero 3D digital scanning system, please visit www.itero.com.

Forward-Looking Statement

This news release, including the tables below, contains forward-looking statements, including statements regarding certain business metrics for the second quarter of 2016, including, but not limited to, anticipated net revenues, gross margin, operating expenses, operating profit, diluted earnings per share, and case shipments. Forward-looking statements contained in this news release and the tables below relating to expectations about future events or results are based upon information available to Align as of the date hereof. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that might cause such a difference include, but are not limited to, difficulties predicting customer and consumer purchasing behavior, the willingness and ability of our customers to maintain and/or increase product utilization in sufficient numbers, the possibility that the development and release of new products does not proceed in accordance with the anticipated timeline, the possibility that the market for the sale of these new products may not develop as expected, the risks relating to Align's ability to sustain or increase profitability or revenue growth in future periods while controlling expenses, growth related risks, including capacity constraints and pressure on our internal systems and personnel, our ability to successfully achieve the anticipated benefits from the scanner and services business, continued customer demand for our existing and new products, changes in consumer spending habits as a result of, among other things, prevailing economic conditions, levels of employment, salaries and wages and consumer confidence, the timing of case submissions from our doctors within a quarter, acceptance of our products by consumers and dental professionals, foreign operational, political and other risks relating to Align's international manufacturing operations, Align's ability to protect its intellectual property rights, continued compliance with regulatory requirements, competition from existing and new competitors, Align's ability to develop and successfully introduce new products and product enhancements and the loss of key personnel. These and other risks are detailed from time to time in Align's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission on February 25, 2016. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

ALIGN TECHNOLOGY, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                                                    Three Months Ended
                                               ----------------------------
                                                 March 31,      March 31,
                                                   2016           2015
                                               -------------  -------------

Net revenues                                   $     238,720  $     198,086

Cost of revenues                                      58,093         46,996
                                               -------------  -------------

Gross profit                                         180,627        151,090
                                               -------------  -------------

Operating expenses:
  Selling, general and adminstrative                 112,210         88,281
  Research and development                            15,083         13,885
                                               -------------  -------------
Total operating expenses                             127,293        102,166

Operating profit                                      53,334         48,924

Interest and other income (expense), net                (427)        (1,452)
                                               -------------  -------------

Profit before income taxes                            52,907         47,472

Provision for income taxes                            12,361         11,295
                                               -------------  -------------

Net profit                                     $      40,546  $      36,177
                                               =============  =============

Net profit per share
  - basic                                      $        0.51  $        0.45
                                               =============  =============
  - diluted                                    $        0.50  $        0.44
                                               =============  =============

Shares used in computing net profit per share
  - basic                                             79,831         80,459
                                               =============  =============
  - diluted                                           81,320         81,824
                                               =============  =============

ALIGN TECHNOLOGY, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

                                                   March 31,   December 31,
                                                     2016          2015
                                                 ------------- -------------
                     ASSETS

Current assets:
  Cash and cash equivalents                      $     154,418 $     167,714
  Marketable securities, short-term                    393,660       359,581
  Accounts receivable, net                             178,000       158,550
  Inventories                                           22,618        19,465
  Prepaid expenses and other current assets             34,307        26,700
                                                 ------------- -------------
    Total current assets                               783,003       732,010

Marketable securities, long-term                       132,690       151,370
Property, plant and equipment, net                     148,029       136,473
Goodwill and intangible assets, net                     78,606        79,162
Deferred tax assets                                     57,527        51,416
Other assets                                             7,705         8,202
                                                 ------------- -------------

    Total assets                                 $   1,207,560 $   1,158,633
                                                 ============= =============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                               $      36,258 $      34,354
  Accrued liabilities                                   92,723       107,765
  Deferred revenues                                    145,769       129,553
                                                 ------------- -------------
    Total current liabilities                          274,750       271,672

Other long term liabilities                             40,780        39,035
                                                 ------------- -------------

    Total liabilities                                  315,530       310,707

Total stockholders' equity                             892,030       847,926
                                                 ------------- -------------

    Total liabilities and stockholders' equity   $   1,207,560 $   1,158,633
                                                 ============= =============

ALIGN TECHNOLOGY, INC.
Q1 2016 FINANCIAL AND BUSINESS METRICS
(in thousands except average selling price, utilization and doctors trained)

                                                        ----------
                    Q1        Q2        Q3        Q4      Fiscal      Q1
                   2015      2015      2015      2015      2015      2016
Invisalign Clear
 Aligner Net
 Revenues by
 Geography:
 North America   $118,844  $126,137  $124,085  $129,663  $498,729  $135,699
 International     55,920    61,896    61,265    70,980   250,061    69,850
 Non-case*         12,265    12,784    12,942    13,405    51,396    14,149
                 --------  --------  --------  --------  --------  --------
  Total Clear
   Aligner Net
   Revenues      $187,029  $200,817  $198,292  $214,048  $800,186  $219,698
                 ========  ========  ========  ========  ========  ========
   YoY % growth     11.2%    11.7%    11.3%    14.8%    12.3%    17.5%
   QoQ % growth      0.3%     7.4%    -1.3%     7.9%               2.6%
 *includes
  Invisalign
  training,
  ancillary
  products, and
  retainers

Average
 Invisalign
 Selling Price
 (ASP):
 Worldwide ASP   $  1,335  $  1,300  $  1,255  $  1,250  $  1,285  $  1,255
 International
  ASP            $  1,410  $  1,380  $  1,325  $  1,315  $  1,355  $  1,315

Invisalign Clear
 Aligner Cases
 Shipped by
 Geography:
 North America     91,110    99,630   101,260   106,390   398,390   110,500
 International     39,670    44,940    46,225    54,010   184,845    53,195
                 --------  --------  --------  --------  --------  --------
  Total Cases
   Shipped        130,780   144,570   147,485   160,400   583,235   163,695
                 ========  ========  ========  ========  ========  ========
   YoY % growth     16.6%    28.9%    23.6%    26.4%    22.0%    25.2%
   QoQ % growth      3.1%    10.5%     2.0%     8.8%               2.1%

Number of
 Invisalign
 Doctors Cases
 Shipped To:
 North America     20,165    21,335    21,160    21,835    31,710    22,355
 International      9,050     9,790    10,150    10,865    16,460    11,280
                 --------  --------  --------  --------  --------  --------
  Total Doctors
   Cases Shipped
   To              29,215    31,125    31,310    32,700    48,170    33,635
                 ========  ========  ========  ========  ========  ========

Invisalign
 Doctor
 Utilization
 Rates*:
 North America        4.5       4.7       4.8       4.9      12.6       4.9
  North American
   Orthodontists      9.0       9.5       9.9       9.9      31.8      10.4
  North American
   GP Dentists        2.9       3.0       2.9       3.1       7.4       3.0
 International        4.4       4.6       4.6       5.0      11.2       4.7
  Total
   Utilization
   Rates              4.5       4.6       4.7       4.9      12.1       4.9
 * # of cases
  shipped/# of
  doctors to
  whom cases
  were shipped

Number of
 Invisalign
 Doctors
 Trained:
 North America        870     1,120     1,060     1,270     4,320       870
 International      1,540     1,335     1,200     1,400     5,475     1,600
                 --------  --------  --------  --------  --------  --------
  Total Doctors
   Trained
   Worldwide        2,410     2,455     2,260     2,670     9,795     2,470
                 ========  ========  ========  ========  ========  ========
  Total to Date
   Worldwide       96,405    98,860   101,120   103,790   103,790   106,260
                 ========  ========  ========  ========  ========  ========

Total Net
 Revenues:
 Clear Aligner
  Net Revenues   $187,029  $200,817  $198,292  $214,048  $800,186  $219,698
 Scanner &
  Services Net
  Revenues         11,057     8,671     9,344    16,228    45,300    19,022
                 --------  --------  --------  --------  --------  --------
  Total
   Worldwide Net
   Revenues      $198,086  $209,488  $207,636  $230,276  $845,486  $238,720
                 ========  ========  ========  ========  ========  ========
   YoY % growth      9.7%     8.8%     9.4%    15.9%    11.0%    20.5%
   QoQ % growth     -0.3%     5.8%    -0.9%    10.9%               3.7%

Stock-based
 Compensation
 (SBC)
 SBC included in
  Gross Profit   $    980  $    970  $    984  $  1,008  $  3,942  $    961
 SBC included in
  Operating
  Expenses         10,670    11,860    13,677    12,799    49,006    11,563
                 --------  --------  --------  --------  --------  --------
  Total SBC
   Expense       $ 11,650  $ 12,830  $ 14,661  $ 13,807  $ 52,948  $ 12,524
                 ========  ========  ========  ========  ========  ========

                                                        ----------
Note: Historical public data may differ due to rounding. Additionally, rounding may effect totals.

ALIGN TECHNOLOGY, INC.
BUSINESS OUTLOOK SUMMARY
(unaudited)

The outlook figures provided below and elsewhere in this press release are approximate in nature since Align's business outlook is difficult to predict. Align's future performance involves numerous risks and uncertainties and the company's results could differ materially from the outlook provided. Some of the factors that could affect Align's future financial performance and business outlook are set forth under "Forward
Looking Information" above in this press release.

Financial Outlook
(in millions, except per share amounts and percentages)

                                                             Q2'16 Guidance
                                                            ----------------

                                                                  GAAP
                                                            ----------------

Net Revenues                                                 $253.3 - $258.3

Gross Margin                                                  75.0% - 75.5%

Operating Expenses                                           $142.7 - $144.2

Operating Margin                                              18.7% - 19.7%

Net Income per Diluted Share                                  $0.46 - $0.49

Business Metrics:                                                Q2'16
                                                            ----------------

Case Shipments                                               174.5K - 177.0K
Capital Expenditure                                            $20M - $25M
Depreciation & Amortization                                   $5.0M - $5.5M
Diluted Shares Outstanding                                       81.4M*
Stock Based Compensation Expense                                 $14.3M
Tax Rate                                                          24.0%

* Excludes any stock repurchases during the quarter

Investor Relations Contact
Shirley Stacy
Align Technology, Inc.
(408) 470-1150
sstacy@aligntech.com

Press Contact
Shannon Mangum Henderson
Ethos Communication, Inc.
(678) 261-7803
align@ethoscommunication.com